UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 01, 2024

THIRD COAST BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41028	46-2135597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North Suite 190
Humble, Texas		77338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 446-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2024, the Board of Directors (the “Board”) of Third Coast Bancshares, Inc. (the “Company”) appointed Vicki Alexander as Executive Vice President and Chief Risk and Operations Officer of the Company. Ms. Alexander, 57, has served as as Executive Vice President and Chief Risk and Compliance Officer of the Company since February 2023 and Executive Vice President and Chief Risk and Compliance Officer of the Third Coast Bank, SSB, the Company's wholly owned subsidiary bank (the “Bank”), since September 2022. Prior to joining the Bank, Ms. Alexander was the Managing Director of Protiviti, Inc., a global business consulting company that delivered deep expertise and collaboration to help companies in technology, operations, compliance, governance and risk, from December 2020 to July 2022. From July 2014 to January 2020, she served as Chief Compliance Officer of FIS Global, where she was responsible for end-to-end compliance for a Fortune 500 technology and operations Company. Ms. Alexander has also held positions with SunTrust Bank as Corporate Compliance Officer and Bank of America as Global Technology and Operations Compliance Executive.

There are no family relationships between Ms. Alexander and any director or other executive officer of the Company, or with any person selected to become an executive officer or a director of the Company, nor are there any arrangements or understandings between Ms. Alexander and other persons pursuant to which she was appointed as an executive officer of the Company. Ms. Alexander does not have any direct or indirect material interest in any transaction, or proposed transaction, in which the Company was, or is to be, a participant that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On March 4, 2024, the Company issued a press release announcing the appointment of Ms. Alexander as Chief Risk and Operations Officer of the Company and the appointment of Liz Eber as Chief Legal Officer of the Company.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES INC.

Date:	March 4, 2024	By:	/s/ R. John McWhorter
R. John McWhorter Chief Financial Officer